[USAA]                        USAA MUTUAL FUND, INC.
[EAGLE]                            INCOME FUND
[LOGO]
                         SUPPLEMENT DATED MARCH 7, 2001
                               TO THE PROSPECTUS
                             DATED DECEMBER 1, 2000

The first Q&A on page 8 of the prospectus should read as follows:

Q What will be the quality of the debt securities included in the Fund's portfolio?

A The debt securities must be investment grade at the time of purchase. Investment-grade securities are those securities issued or guaranteed by the U.S. government, its agencies and instrumentalities; those rated or subject to a guarantee that is rated within the four highest long-term rating categories by:

     *  Moody's Investors Service,
     *  Standard & Poor's Ratings Group, or
     *  Fitch Information, Inc.

     If unrated by these agencies, we must determine that the securities are of equivalent investment quality.

     You will find a complete description of the above debt ratings in the Fund's statement of additional information.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE     38037-0301